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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                          --------------------




                                FORM 8-K



                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (date of earliest event reported): September 12, 2002
                                                      ------------------


                              CBRL GROUP, INC.


         Tennessee                    0-25225                 62-1749513
         ---------                    -------                 ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                  305 Hartmann Drive, Lebanon, Tennessee 37087

                               (615) 444-5533


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ITEM 5.  OTHER EVENTS.

     CBRL Group, Inc. (the "Company") is responding to questions recently posed by the U.S. Department of Justice ("DOJ") in an investigation of its subsidiary Cracker Barrel Old Country Store, Inc. In the first quarter of fiscal 2003, the DOJ formally contacted Cracker Barrel pursuant to Title II of the Civil Rights Act of 1964 to request background information concerning claims of discrimination in public accommodations. The Company understands this to be a preliminary fact-finding inquiry and welcomes the opportunity to respond to the DOJ. The Company and Cracker Barrel intend to cooperate fully with the DOJ in order to demonstrate that any claims of discrimination are without merit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE.

     On September 12, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain 2002 fiscal year-end and 2002 fourth quarter-end financial and other information, recent sales trends, and earnings guidance for the first fiscal quarter and full year of 2003.

     In addition, the Company's Chief Financial Officer stated the following at a previously disclosed conference call, open to the public, held on September 12, 2002: "We do expect to file the required CEO and CFO certifications under both SEC Order 4-460 and under Sarbanes-Oxley on time. Our due date for filing our Form 10-K is October 31, 2002."





                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 2002              CBRL GROUP, INC.


                                        By:    /s/ James F. Blackstock
                                               ------------------------------
                                        Name:  James F. Blackstock
                                        Title: Senior Vice President, General
                                               Counsel and Secretary











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

                              EXHIBIT INDEX

Exhibit No.   Description                                         Page No.
-----------   -----------                                         --------
99            Press Release issued by CBRL Group, Inc. on            4
              September 12, 2002.












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